Exhibit 99.2

Appreciate Announces Board of Directors to Include Industry and Public Company Veterans

●	Laurie A. Hawkes, industry veteran and Chairman of the Board of Broadstone Net Lease, Inc., expected to serve as Chairman of the Board of Directors of Appreciate

MINNETONKA, MN, – October 20, 2022 – RW National Holdings, LLC (d/b/a Appreciate) (“Appreciate” or “the company”), the parent holding company of Renters Warehouse (“Renters Warehouse”), a leading end-to-end Single Family Rental (“SFR”) marketplace and management platform, today announced that its board of directors following the close of the proposed business combination with PropTech Investment Corporation II (NASDAQ: PTIC) (“PropTech II” or “PTIC”), a special purpose acquisition company targeting businesses in the real estate technology industry is expected to include independent members with industry and public company experience. Appreciate currently expects its board of directors to include Laurie A. Hawkes, M. Joseph Beck, Gloria Fu and William Bush upon consummation of the proposed business combination.

Upon consummation of the business combination, Appreciate expects that its board of directors would include the following persons:

●	Laurie A. Hawkes, Chairman of the board of directors of Broadstone Net Lease, Inc. (NYSE: BNL); former co-founder, President & COO of American Residential Properties, Inc. (NYSE: ARPI). It is expected that Ms. Hawkes will serve as Chairman of the Board.

●	Christopher Laurence, CEO of Appreciate; former COO of Cydcor; former CEO, COO and CFO at ThreeSixty Sourcing.

●	M. Joseph Beck, Co-CEO and CFO of PTIC; Managing Partner of Growth Strategies of Hennessy Capital Group; former Co-CEO of PropTech Acquisition Corp. (now Porch (NASDAQ: PRCH)); former Senior Investment Manager of ADIA.

●	Gloria Fu, independent director at PTIC; former Managing Director of JPMorgan Asset Management; former Vice President & sell-side equity research analyst at JPMorgan Securities.

●	Douglas Bergeron, member of the Renters Warehouse board of directors; Managing Director of Hudson Executive Capital; CEO of two special purpose acquisition companies (NASDAQ: HCIIU) (NASDAQ: HIII); former CEO of Verifone. It is expected that Mr. Bergeron will chair the governance and nominating committee.

●	Scott Honour, Chairman of the Renters Warehouse board of directors; Co-founder and Managing Partner of Northern Pacific Group; Chairman of Perception Capital Corp. II (NASDAQ: PCCT); former Senior Managing Director at The Gores Group, a private equity firm.

●	William Bush, CFO of Stem (NYSE: STEM) since leading its public listing via a reverse merger with a special purpose acquisition company; former CFO of Borrego Solar Systems. It is expected that Mr. Bush will chair the audit committee.

●	Marcy Haymaker, Partner at Northern Pacific Group; Director of Perception Capital Partners II (NASDAQ: PCCTU); former Principal for Sustainable Opportunities Acquisition Corp.; former Associate at The Gores Group. It is expected that Ms. Haymaker will chair the compensation committee.

Laurie A. Hawkes, Chairman of the Board of Broadstone Net Lease, Inc. and expected future chairman of Appreciate’s board of directors commented: “I am delighted about the opportunity to join Appreciate’s board of directors as Chairman at this important time in the company’s strategic development. Appreciate’s end-to-end platform is pioneering the highly fragmented SFR industry, and I look forward to bringing my experience and expertise to support its growth as a public company and industry leader.”

“We are very excited about the incredible group of people expected to serve on Appreciate’s board as we approach our next chapter as a public company,” said Appreciate CEO Chris Laurence. “We engaged in extensive discussions and considered numerous accomplished candidates. We are especially honored by Laurie Hawkes joining our board and believe she and the other seasoned leaders will provide Appreciate with deep experience in real estate, technology, finance and governance. We are looking forward to this diverse board, alongside our partners at PropTech II, to facilitate a smooth transition to becoming public and to maximize value for our shareholders.”

M. Joseph Beck, Co-CEO and CFO of PTIC, as well as an expected director of Appreciate, commented: “I am excited to join Appreciate’s world-class board to help the Company in its next stage of growth as a public company. We have great conviction in the tailwinds of the single-family rental industry and Appreciate will be positioned to win with its end-to-end solution for retail and institutional investors.”

Scott Honour, current Chairman of the Renters Warehouse board of directors and expected director of Appreciate, added: “I am thrilled that Laurie is joining the board as Chairman upon the closing of the transaction. The team at Northern Pacific Group and I remain committed to supporting the company in its ongoing growth as a public company and look forward to working with the expanded board.”

About the Proposed Business Combination

On May 17, 2022, Appreciate entered into a definitive business combination agreement with PTIC. Upon closing of the transaction, which is expected to occur prior to early December 2022, and subject to the terms of the business combination agreement and receipt of stockholder approval, PTIC will be renamed “Appreciate Holdings, Inc.” and will apply for listing on the Nasdaq Capital Market under the new ticker symbol “SFR,” to be effective upon consummation of the transaction.

About Appreciate

Appreciate, the parent holding company of Renters Warehouse, is a leading end-to-end SFR marketplace and management platform. The company offers a full-service platform for investing in and owning SFR properties, including a proprietary online marketplace and full-service brokerage teams in over 40 markets. For more information, visit appreciate.rent.

About PropTech Investment Corporation II

PropTech Investment Corporation II is a special purpose acquisition company with a proven value creation model focused on real estate technology. PTIC’s mission is to be a strategic growth partner for founders, management, employees and stockholders while adhering to PTIC’s core values of stewardship, transparency, integrity, and accountability. For more information, visit proptechinvestmentcorp.com.

Forward-Looking Statements

Certain statements in this communication may be considered forward-looking statements. Forward-looking statements generally relate to future events or PTIC’s or Appreciate’s future financial or operating performance, and other “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995), which include statements relating to the proposed business combination. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” or the negatives of these terms or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are subject to a number of risks and uncertainties, including the inability of the parties to successfully or timely complete the proposed business combination. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by PTIC and its management, and/or Appreciate and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; (2) the outcome of any legal proceedings that may be instituted against PTIC, Appreciate, the combined company following the proposed business combination or others following the announcement of the transactions related to the proposed business combination including the business combination agreement; (3) the inability to complete the transactions contemplated by the business combination agreement due to the failure to obtain approval of the stockholders of PTIC, to obtain financing to complete the transactions contemplated by the business combination agreement, or to satisfy other conditions to closing; (4) the failure of any condition precedent to the committed equity facility in connection with the common stock purchase agreement by and between PTIC and CF Principal Investments LLC, which could cause the termination of such facility; (5) changes to the proposed structure of the transactions contemplated by the business combination agreement that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the transactions contemplated by the business combination agreement; (6) the ability to meet stock exchange listing standards at or following the consummation of the transactions contemplated by the business combination agreement; (7) the risk that the transactions contemplated by the business combination agreement disrupt current plans and operations of Appreciate or PTIC as a result of the announcement and consummation of the business combination agreement and the transactions contemplated thereby; (8) the ability to recognize the anticipated benefits of the transactions contemplated by the business combination agreement, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (9) costs related to the transactions contemplated by the business combination agreement; (10) changes in applicable laws or regulations; (11) the possibility that Appreciate or the combined company following the proposed business combination may be adversely affected by other economic, business, and/or competitive factors; (12) Appreciate’s estimates of expenses and profitability; (13) the failure to realize anticipated pro forma results or projections and underlying assumptions, including with respect to estimated stockholder redemptions, purchase price, and other adjustments; (14) debt defaults, and the need for or failure to obtain additional capital; and (15) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in PTIC’s Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, and June 30, 2022, in the preliminary proxy statement relating to the proposed business combination, and in subsequent filings with the Securities and Exchange Commission (“SEC”), including the definitive proxy statement relating to the proposed business combination. There may be additional risks that neither PTIC nor Appreciate presently know or that PTIC and Appreciate currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither PTIC nor Appreciate undertakes any duty, and each of PTIC and Appreciate expressly disclaims any obligation, to update or alter the foregoing or any projections or forward-looking statements, whether as a result of new information, future events or otherwise.

Participants in the Solicitation

PTIC and its directors and executive officers may be deemed participants in the solicitation of proxies from PTIC’s stockholders with respect to the stockholder proposals. A list of the names of those directors and executive officers and a description of their interests in PTIC is contained in the preliminary proxy statement and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to PropTech Investment Corporation II, 3415 N. Pines Way, Suite 204, Wilson, Wyoming 83014.

Appreciate and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of PTIC in connection with the stockholder proposals. A list of the names of such directors and executive officers and information regarding their interests in the stockholder proposals is included in the preliminary proxy statement and is available free of charge as noted above.

Additional Information About the Proposed Business Combination and Where to Find It

In connection with the proposed business combination, on July 14, 2022, PTIC has filed with the SEC a preliminary proxy statement (as amended from time to time, the “preliminary proxy statement”) relating to the proposed business combination. When available, PTIC will mail a definitive proxy statement and other relevant documents to its stockholders as of a record date to be established for voting on the proposed business combination. This communication does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of transactions contemplated by the business combination agreement. PTIC’s stockholders and other interested persons are advised to read the preliminary proxy statement and, when available, the amendments thereto and the definitive proxy statement and other documents filed in connection with the proposed business combination, as these materials will contain important information about PTIC, Appreciate and the proposed business combination. PTIC stockholders are able to obtain copies of the preliminary proxy statement, and will also be able to obtain copies of subsequent amendments to the preliminary proxy statement, to the definitive proxy statement, and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: PropTech Investment Corporation II, 3415 N. Pines Way, Suite 204, Wilson, Wyoming 83014.

Before making any voting or investment decision, investors and security holders of PTIC are urged to carefully read the entire preliminary proxy statement and, when available, the amendments thereto and the definitive proxy statement and other documents filed in connection with the proposed business combination with the SEC, because they will contain important information about the proposed transaction.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the stockholder proposals. This communication shall not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts:

Investors

Cody Slach, Ralf Esper

Gateway Group

(949) 574-3860

PTIC@gatewayir.com

Media

Zach Kadletz, Anna Rutter

Gateway Group

(949) 574-3860

PTIC@gatewayir.com

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